VELA FUNDS

(the “Trust”)

VELA Small Cap Fund

VELA Large Cap Plus Fund

VELA International Fund

VELA Income Opportunities Fund

VELA Short Duration Fund

(Each a “Fund” and together, the “Funds”)

(Each a series of VELA Funds)

Supplement dated May 31, 2024

to the Statement of Additional Information (“SAI”)

dated January 30, 2024

This Supplement updates and supersedes any contrary information contained in the SAI.

Effective immediately, Martin R. Dean will serve as Chief Compliance Officer of the Trust replacing Lynn Bowley. All references to Lynn Bowley in the SAI should be disregarded.

Accordingly, the following is added to the table contained under the section entitled “Management of the Trust” beginning on page 20 of the SAI:

Name, Address, and Year of Birth	Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Martin R. Dean(1) 1963	Chief Compliance Officer	Indefinite Since May 2024	President, Northern Lights Compliance Services, LLC (2023 – Present); Senior Vice President, Head of Fund Compliance, Ultimus Fund Solutions, LLC (2016 – 2023).

(1)	The business address of this officer is 2 Easton Oval, Suite 300, Columbus, Ohio 43219.

* * * * *

This supplement provides new information beyond that contained in the SAI and should be read in conjunction with the SAI. The SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Please retain this supplement for future reference.